                                                                    EXHIBIT 10.3


                             SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (this "Agreement") is entered into as of the 1st day of December, 2001 by and between Internet Capital Group Operations, Inc. ("ICGO") and ________ (the "Pledgor").

RECITALS:


A. Pledgor has executed and delivered the following promissory note(s) (collectively, the "Promissory Notes") to ICGO:

        Type of Loan                                 Original Principal Amount
        Promissory Note (Option Loan)                $
                                                      ----------------
        Promissory Note (Tax Loan)                   $
                                                      ----------------
        Promissory Note (Tax Loan)                   $
                                                      ----------------

        The obligations of Pledgor pursuant to the Promissory Notes are referred to herein collectively as the "Obligations."

B. As security for the fulfilment of the Obligations, the Pledgor has agreed to grant a continuing security interest in and pledge and assign certain shares of Internet Capital Group, Inc., a Delaware corporation (the "Corporation"), held by the Pledgor in favor of ICGO.


NOW, THEREFORE, intending to be legally bound hereby and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      PLEDGE


As security for the due and timely payment and performance by the Pledgor of the Obligations, the Pledgor hereby assigns, pledges and grants a continuing security interest in all of his right, title and interest in and to such number of shares in the capital of the Corporation held by the Pledgor as is determined under Section 2 of this Agreement and any substitutions therefore and proceeds thereof (the "Pledged Shares") to and in favor of ICGO. The Pledgor has deposited with Merrill Lynch the Pledged Shares in a custodial account administered by ICGO together with the appropriate transfer and other documents to enable ICGO or its nominee to be registered as the owner thereof and to transfer or sell the Pledged Shares upon any enforcement thereof. If the Pledgor acquires any certificates evidencing shares required to be included as Pledged Shares after the date hereof, the Pledgor shall, forthwith upon receipt of such certificates, deliver such certificates to ICGO together with the appropriate transfer and other documents to enable ICGO or its nominee to be registered as the owner thereof and to transfer or sell or cause to be

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transferred or sold such Pledged Shares upon any enforcement thereof. All rights of ICGO and the security interest hereunder and all obligations of the Pledgor hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Promissory Notes, (b) any change in the time or manner of payment of the Obligations or any amendment to the Promissory
Notes, (c) any other circumstance that might constitute a defence available to, or a discharge of, the Pledgor.

2.      CALCULATION OF THE NUMBER OF PLEDGED SHARES


The number of Pledged Shares subject to this Agreement shall be calculated from time to time using the following formula, and shall be adjusted to take into account any stock dividends, stock splits, combinations or recapitalizations:


                    CNRPB
                 -----------   X    OPS        = Pledged Shares
                    ONRPB

Where           CNRPB = Current Nonrecourse Principal Balance of the Obligations
as determined under the Promissory Notes,

                ONRPB = Original Nonrecourse Principal Balance of the Obligations as determined under the Promissory Notes, and

                OPS = Original Pledged Shares which number is ________.



In the event that the Nonrecourse Principal Balance of the Obligations is reduced during the term of this Agreement, promptly after such payment is made, ICGO shall take such steps as are reasonably necessary to reduce the number of Pledged Shares to such number of shares as results from applying the foregoing calculation immediately following such payment. In the event that the Nonrecourse Principal Balance of the Obligations is increased during the term of this Agreement, promptly after such increase occurs, Pledgor shall take such steps as are reasonably necessary to increase the number of Pledged Shares to such number of shares as results from applying the foregoing calculation immediately after such increase in the amount of the Obligations.


3.      PROVISIONS RELATING TO THE PLEDGED SHARES


Until the making of a demand on the Pledgor under the Obligations by ICGO, the Pledgor shall be entitled to exercise all voting rights in respect of the Pledged Shares and the Pledgor shall be entitled to receive and deal with any and all dividends at any time payable on or with respect to the Pledged Shares. Following the making of a demand on the Pledgor under the Obligations by ICGO, all rights of the Pledgor pursuant to the preceding sentence shall cease and ICGO may enforce any and all of the rights of the Pledgor with respect to the Pledged Shares.

4.      REPRESENTATIONS AND WARRANTIES


The Pledgor hereby represents and warrants to ICGO that he is the registered and beneficial owner of the Pledged Shares free and clear of all liens and encumbrances of any kind other than

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the security interests created by this Agreement, and has not assigned, transferred, set over or granted a security interest or any other interest or options in the Pledged Shares to any other person.

5.      COVENANTS


The Pledgor shall take any and all necessary steps to preserve and defend the Pledgor's and ICGO's right, title and security interest in and to all the Pledged Shares against the claims and demands of all persons whomsoever and the Pledgor will have good title to any other shares or assets that become Pledged Shares hereunder and the Pledgor shall not assign, transfer, set over or grant a security interest in or in any other manner further encumber the Pledged Shares.

6.      REMEDIES


Upon the making of a demand on the Pledgor under the Obligations by ICGO, the security interests created hereby shall immediately become enforceable and ICGO may, forthwith or at any time thereafter, take any action, suit, remedy or proceeding authorized or permitted by agreement of the parties or by law or in equity.

7.      RIGHTS AND REMEDIES CUMULATIVE


The rights and remedies of ICGO shall be cumulative and not in substitution for any rights or remedies to which ICGO may be entitled under the Obligations or which may be available at law or in equity and may be exercised whether or not ICGO has pursued or is then pursuing any other such rights or remedies.

8.      ACKNOWLEDGEMENTS


The Pledgor hereby acknowledges:

        (a)     receipt of a copy of this Agreement;


        (b)     that value has been given;


        (c) that the security interests created hereby attached to the Pledged Shares immediately upon execution and delivery of this Agreement to ICGO and the parties have not agreed to postpone the time of attachment of the pledge of the Pledged Shares by the Pledgor; and


        (d) that the pledge created hereby or to be created shall be and be deemed to be effective whether the Obligations hereby secured or any part thereof shall be advanced before, upon or after the date of execution of this Agreement.


9.      EFFECTIVE DATE

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                                      -4-


This Agreement shall become effective as of the date first written above. This Agreement and the security interests created hereunder are in addition to and not in substitution for any other security granted by the Pledgor to ICGO, whether before or after the execution of this Agreement. The security interest shall be a general and continuing security interest and shall continue in full force and effect until terminated as provided herein.

10.     TERMINATION


This Agreement shall terminate upon the earlier of (a) written agreement made between the Pledgor and ICGO to terminate this Agreement and (b) the payment in full of all of the Obligations.

11.     POWER OF ATTORNEY


The Pledgor hereby irrevocably constitutes and appoints ICGO and any one of its directors and officers holding office from time to time as the true and lawful attorney of the Pledgor with power of substitution in the name of the Pledgor to do any and all such acts and things or execute and deliver all such agreements, documents and instruments as ICGO in its sole discretion, considers necessary or desirable to carry out the provisions and purposes of this Agreement or to exercise its rights and remedies hereunder. The Pledgor hereby ratifies and agrees to ratify all acts of any such attorney taken or done in accordance with this paragraph. This power of attorney being coupled with an interest shall not be revoked or terminated by any act or thing and shall remain in full force and effect until this Agreement has been terminated.

12.     NOTICE


Any demand, notice or communication made or given hereunder shall be in writing and shall be personally delivered or given by transmittal by telecopy or facsimile transmission addressed to the respective parties at its address or telecopy or facsimile number set forth below or to such other address or telecopy or facsimile number as such party may designate by notice in writing to the other party hereto:

        (a)     if to ICGO, at:

                      Internet Capital Group Operations, Inc.
                      435 Devon Park Drive, Building 600
                      Wayne, PA 19087

                      Facsimile:    (610) 989-0112

        (b)     if to Pledgor, at:

                      Internet Capital Group Operations, Inc.
                      435 Devon Park Drive, Building 600
                      Wayne, PA 19087

                Facsimile:    (610) 989-0112

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                                      -5-


13.     FURTHER ASSURANCES


The Pledgor will, from time to time at the request of ICGO, make and do all such acts and things and execute and deliver all such instruments, agreements and documents as ICGO shall reasonably request by notice in writing given to the Pledgor in order to create, preserve, perfect, validate or otherwise protect the security interests created hereunder, to enable ICGO to exercise and enforce any of its rights and remedies hereunder and generally to carry out the provisions and intentions of this Agreement.

14.     GOVERNING LAW


This Agreement shall be construed in accordance with the laws of the state of Delaware.

15.     AMENDMENTS; NO IMPLIED WAIVERS; SEVERABILITY


Any change, amendment, modification, cancellation or discharge of this Agreement or any term or provision hereof shall be in writing and signed by Pledgor and ICGO. No course of dealing and no failure or delay on the part of ICGO in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such provision shall be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof.


16.     SUCCESSORS AND ASSIGNS


The rights and privileges of this Agreement shall inure to the parties' successors and assigns as such are permitted hereunder. This Agreement shall be assignable and transferable by ICGO; however, the duties and obligations of Pledgor may not be assigned or transferred by Pledgor.


17.     COUNTERPARTS


This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed an original.


18.     ENTIRE AGREEMENT


This Agreement, together with the Promissory Notes, constitutes the entire understanding between Pledgor and ICGO with respect to the subject matter of this Agreement supersedes all other agreements, whether written or oral, with respect to the subject matter of this Agreement.

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                                      -6-


IN WITNESS OF WHICH this Agreement has been duly executed as of the date first written above.



                                    INTERNET CAPITAL GROUP OPERATIONS, INC.



                                    By:
                                           -------------------------------------
                                    Name:
                                    Title



                                    PLEDGOR:



                                    --------------------------------------------
                                    Name: